                                                                EXHIBIT 24.2 (A)

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and Treasurer of TEXACO CAPITAL INC., a Delaware corporation (the "Company"), hereby makes, designates, constitutes and appoints Carl B. Davidson and Robert E. Koch, and each of them, (with full power to act without the other), as his true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing of any and all registration statements and all amendments and post-effective amendments thereto (collectively, "Registration Statements") under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and any and all registrations, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions, with respect to the securities of the Company, of whatever class, including without limitation thereon the Company's Common Stock, notes, debentures, bonds, and warrants, however offered, sold, issued, distributed, placed or resold by the Company, by any of its subsidiary companies, or by any other person or entity that may be required to effect: (a) any such filing, (b) any primary or secondary offering, sale, distribution, or conversion of the Company's securities, or (c) any acquisition, merger, reorganization, or consolidation involving the issuance of the Company's securities.

    Without limiting the generality of the foregoing grant of authority, such attorneys-in-fact and agents, or any of them, are hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such Registration Statements, and registrations, qualifications or notifications, execute and deliver any and all such other documents, and take such other and further action as such attorneys-in-fact and agents, or either of them, deem necessary or appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken pursuant to the powers and authorities herein granted by such attorneys-in-fact and agents, or either of them, or by their respective substitutes. This Power of Attorney expires by its terms and shall be of no further force and effect on December 31, 1998.

    IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal as of the 18th day of February, 1998.

                                          Robert C. Gordan

                                                                EXHIBIT 24.2 (B)

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Comptroller of TEXACO CAPITAL INC., a Delaware corporation (the "Company"), hereby makes, designates, constitutes and appoints Carl B. Davidson and Robert E. Koch, and each of them, (with full power to act without the other), as his true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing of any and all registration statements and all amendments and post-effective amendments thereto (collectively, "Registration Statements") under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and any and all registrations, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions, with respect to the securities of the Company, of whatever class, including without limitation thereon the Company's Common Stock, notes, debentures, bonds, and warrants however offered, sold, issued, distributed, placed or resold by the Company, by any of its subsidiary companies, or by any other person or entity that may be required to effect: (a) any such filing, (b) any primary or secondary offering, sale, distribution, or conversion of the Company's securities, or (c) any acquisition, merger, reorganization, or consolidation involving the issuance of the Company's securities.

    Without limiting the generality of the foregoing grant of authority, such attorneys-in-fact and agents, or any of them, are hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such Registration Statements, and registrations, qualifications or notifications, execute and deliver any and all such other documents, and take such other and further action as such attorneys-in-fact and agents, or either of them, deem necessary or appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken pursuant to the powers and authorities herein granted by such attorneys-in-fact and agents, or either of them, or by their respective substitutes. This Power of Attorney expires by its terms and shall be of no further force and effect on December 31, 1998.

    IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal as of the 18th day of February, 1998.

                                    Robert C. Oelkers

                                                                 EXHIBIT 24.2(C)

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and Chairman of the Board of TEXACO CAPITAL INC., a Delaware corporation (the "Company"), hereby makes, designates, constitutes and appoints Carl B. Davidson and Robert E. Koch, and each of them, (with full power to act without the other), as his true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing of any and all registration statements and all amendments and post-effective amendments thereto (collectively, "Registration Statements") under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and any and all registrations, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions, with respect to the securities of the Company, of whatever class, including without limitation thereon the Company's Common Stock, notes, debentures, bonds, and warrants however offered, sold, issued, distributed, placed or resold by the Company, by any of its subsidiary companies, or by any other person or entity that may be required to effect: (a) any such filing, (b) any primary or secondary offering, sale, distribution, or conversion of the Company's securities, or (c) any acquisition, merger, reorganization, or consolidation involving the issuance of the Company's securities.

    Without limiting the generality of the foregoing grant of authority, such attorneys-in-fact and agents, or any of them, are hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such Registration Statements, and registrations, qualifications or notifications, execute and deliver any and all such other documents, and take such other and further action as such attorneys-in-fact and agents, or either of them, deem necessary or appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken pursuant to the powers and authorities herein granted by such attorneys-in-fact and agents, or either of them, or by their respective substitutes. This Power of Attorney expires by its terms and shall be of no further force and effect on December 31, 1998.

    IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal as of the 18th day of February, 1998.

                                          James F. Link

                                                                 EXHIBIT 24.2(D)

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of TEXACO CAPITAL INC., a Delaware corporation (the "Company"), hereby makes, designates, constitutes and appoints Carl B. Davidson and Robert E. Koch, and each of them, (with full power to act without the other), as his true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing of any and all registration statements and all amendments and post-effective amendments thereto (collectively, "Registration Statements") under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and any and all registrations, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions, with respect to the securities of the Company, of whatever class, including without limitation thereon the Company's Common Stock, notes, debentures, bonds, and warrants however offered, sold, issued, distributed, placed or resold by the Company, by any of its subsidiary companies, or by any other person or entity that may be required to effect: (a) any such filing, (b) any primary or secondary offering, sale, distribution, or conversion of the Company's securities, or (c) any acquisition, merger, reorganization, or consolidation involving the issuance of the Company's securities.

    Without limiting the generality of the foregoing grant of authority, such attorneys-in-fact and agents, or any of them, are hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such Registration Statements, and registrations, qualifications or notifications, execute and deliver any and all such other documents, and take such other and further action as such attorneys-in-fact and agents, or either of them, deem necessary or appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken pursuant to the powers and authorities herein granted by such attorneys-in-fact and agents, or either of them, or by their respective substitutes. This Power of Attorney expires by its terms and shall be of no further force and effect on December 31, 1998.

    IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal as of the 18th day of February, 1998.

                                              Peter M. Wissel